UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2003

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-26128 (Commission File Number)	35-1927981 (IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. The information in this Item 9 is being furnished on Form 8-K under Item 12.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 EARNINGS RELEASE
EX-99.2 CONSOLIDATED BALANCE SHEET

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Earnings Release – Quarter Ended June 30, 2003

99.2	Unaudited Consolidated Balance Sheets, Consolidated Statements of Income and Selected Financial Data — Quarter Ended June 30, 2003

Item 9. The information in this Item 9 is being furnished on Form 8-K under Item 12.

     Results of Operations and Financial Condition

     On July 25, 2003, NorthWest Indiana Bancorp issued a press release reporting its financial results for the quarter ended June 30, 2003. A copy of the press release and supplemental financial information are filed as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski

Name: David A. Bochnowski Title: Chairman of the Board and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Earnings Release – Quarter Ended June 30, 2003

99.2	Unaudited Consolidated Balance Sheets, Consolidated Statements of Income and Selected Financial Data — Quarter Ended June 30, 2003

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